First Federal Savings Bank

                    1987 - AMENDED EMPLOYEE STOCK OPTION PLAN


1.  PURPOSE

This Stock Option Plan (the "Option Plan") is intended to encourage stock ownership by officers and other employees of First Federal Savings Bank (the "Bank") or of subsidiary corporations, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or as may be defined pursuant to regulations that may be approved under Section 44A of the Puerto Rico Income Tax Act of 1954, as amended (the "Act"), of the Bank (the
"Subsidiaries"),  so that  the  person  to  whom  the  option  is  granted  (the
"Optionee") may acquire or increase his or her propietary interest in the success of the Bank, and to encourage the Optionee to remain in the employ of the Bank or of its Subsidiaries.

     At the time this Option Plan was established, the Act, as amended up to date, did not contain any specific provisions with respect to stock options. On October 6, 1987, the Act was amended by Act No. 2 which, among other things, added Section 44A to the Act to provide specific provisions with respect to the Puerto Rico income taxation of certain stock option plans. The Option Plan is being restated in order to comply with the requirements of said Section 44A of the Act.

2.  ADMINISTRATION

     (a) The Option Plan shall be administered by a committee of not less than three directors of the Bank, none of whom is an officer or other salaried employee of the Bank. The members of this committee (the "Compensation Committee") shall be appointed by the Board of Directors and shall be "disinterested persons" within the meaning of Rule 16b-3(b), - 3(d)(3) and - 3(e) of the Securities Exchange Act of 1934 (the "Act"). No person shall serve as a member of the Compensation Committee if such person is then eligible, or has been eligible at any time during the prior twelve months, to receive stock, stock options or stock appreciation rights under the Option Plan or any other option, stock purchase or similar plan of the Bank or its Subsidiaries, except that eligibility to participate in the Stock Option Plan for Non-Employee Directors of the Bank shall not disqualify such person from serving on the Compensation Committee. A majority vote of the members of the Compensation Committee shall be required for all its actions.

     (b) the Compensation Committee shall have the power, subject to, and within the limits of, the express provisions of the Option Plan and in furtherance of its purposes;

     (i) To determine from time to time which of the eligible persons shall be granted options under the Option Plan and the time or times when, and the number of shares for which, an option or options shall be granted to such persons;

     (ii) To prescribe the other terms and provisions (which need no be identical) of each option granted under the Option Plan to eligible persons;

     (iii) To construe and interpret the Option Plan and options granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Compensation Committee, in the exercise of this power, may correct any defect or supply any omission, or reconcile any inconsistency in the Option Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Option Plan fully effective. In exercising this power the Compensation Committee may retain counsel at the expense of the Bank. All decisions and determinations by the Compensation Committee in exercising this power shall be final and binding upon the Bank and the Optionee;

     (iv) To determine the duration and purpose of leaves of absence which may be granted to an Optionee without constituting a termination of his or her employment for purpose of the Option Plan; and

     (v) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Bank with respect to the Option Plan.

     (c) In the case of options granted after October 6, 1987 (date of enhancement of Section 44A of the Act), the aggregate fair market value of the shares, determined as of the time the option is granted, with respect to which stock options granted under all stock option plans of the Bank and its subsidiaries corporations are exercisable for the first time by an employee during any calendar year, shall not exceed $100,000.

     With respect to options granted prior to October 7, 1987, the Compensation Committe is authorized and empowered, with the written consent of the person to whom such option were granted, to vary the terms of said options comply with the requirements of the preceding paragraph, if such action is necessary in order for the provisions of Section 44A nof the Act to apply to such options."

3.  STOCK

     (a) The stock subject to the options shall be shares of the Bank's authorized but unissued common stock, par value $0.01 per share (the "Common Stock"). The number of shares for which options may be granted hereunder, and under any other stock option plan of the Bank, whether or not an "incentive" or "qualified" option under the Code, excluding the shares involved in the unexercised portion of any canceled, terminated or expired options, shall not exceed an aggregate of twenty percent (20%) of the number of shares of Common Stock outstanding as of January 21, 1987, date upon which conversion of the Bank from mutual to the stock form and the completion of the subscription and public offerings were effective

     (b) Whenever any outstanding option under the Option Plan expires, is canceled or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Option Plan, except for options surrendered as provided by Section 7 hereof.

4.  ELIGIBILITY

     (a) The persons who shall be eligible to receive options hereunder shall be officers and other employees (i.e. persons employed 1,000 or more hours per year) of the Bank or its Subsidiaries. Subject to the following provisions, the Compensation Committee may from time to time grant options to one or more eligible persons. An optionee may hold more than one option.

     (b) No person shall be eligible to receive any option if, at the date of grant, such person beneficially, directly or indirectly, owns in excess of ten percent (10%) of the outstanding Common Stock of the Bank, and no option will be granted to any other person to the extent such option, if exercised, would increase the ownership of such person to an amount in excess of ten percent (10%).

5.  TERMS OF THE OPTION AGREEMENTS

         Each option agreement shall contain such provisions as the Compensation Committee shall from time to time deem appropriate. Option Agreements need not be identical, but each option agreement by appropriate language shall include the substance of all the following provisions:

         (a) An option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted. All options must be granted by the tenth anniversary of the effective date of the Option Plan.

         (b) The minimum number of shares with respect to which an option may be exercised at any one time shall be 100 shares, unless the number purchased is the total number at the time available for purchase under the option.

         (c) Each option shall be exercisable in such installments (which need not be equal) and at such times as designated by the Compensation Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. No option granted hereunder shall be exercisable unless and until the Option Plan has been ratified by the stockholders as specified in
Section 15 hereof.

     (d) The purchase price per share of Common Stock under each option shall be not less than the fair market value of the Common Stock subject to the option on the date the option is granted. For this purpose, the fair market value of the Common Stock shall be determined by the Compensation Committee, however, that
(i) with respect to the grant of options on the effective date of the Conversion, fair market value shall be the initial public offering price of the Common Stock in the Conversion, (ii) if the Common Stock is admitted to quotation on he National Association of Securities Dealers Automated Quotation System (the "NASDAQ System") on the date the option is granted, fair market value shall not be less than the average of the highest bid and lowest asked prices of Common Stock on the NASDAQ System on such date, or (iii) if the Common Stock is admitted to trading on a national securities exchange on the date the option is granted, fair market value shall not be less than the last sale price reported for the Common Stock on such exchange on such date or on the last date preceding such date on which a sale was reported.

     (e) The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such option unless and until the option shall have been exercised pursuant to the terms thereof, the Bank shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Bank. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         (f) Except as provided in Section l0 hereof:

                  (i) All options granted pursuant to an Option Plan shall not be transferable, except by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee; and

                  (ii) No assignment or transfer of an option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right in the option whatsoever, but immediately upon any attempt to assign or transfer an option, the same shall terminate and be of no force or effect.

         (g) The option shall be subject to any provision necessary to assure compliance with the securities laws of the United States, the Commonwealth of Puerto Rico, or any state.

         (h) For purposes of the Option Plan, the term "change in control" shall be deemed to have taken place if: (i) an acquirer is deemed to have acquired control of the Bank under the provisions of Section 574.4(a) of the regulations of the Federal Home Loan Bank Board (the "Bank Board"); or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Bank before such transaction shall cease to constitute a majority of the Board of Directors of the Bank or of any successor institution.

6.  METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE

         (a) An option may be exercised by the Optionee delivering to the Compensation Committee on any business day a written notice specifying the number of shares of Common Stock the Optionee desires to purchase (the "Notice").

         (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be either in (i) cash in an amount equal to the purchase price per share multiplied by the number of shares specified in the Notice (the "Total Option Price"), or (ii) in the discretion of the Compensation Committee, shares of Common Stock of the Bank, valued at the then fair market value, determined as provided in Section 5 hereof, equal to or less than the total Option Price, plus cash in an amount equal to the amount, if any, by which the Total Option Price exceeds the fair market value of the Common Stock.

7.  STOCK APPRECIATION RIGHTS, RELEASE OF FINANCIAL INFORMATION

         (a) The Compensation Committee may, but shall not be obligated to, grant the stock appreciation rights provided in this Section 7 at any time subsequent to the grant of an option under the Option Plan. Subsequent to such grant of the stock appreciation rights, if any, the Compensation Committee may, but shall not be obligated to, authorize, on such terms and conditions as it deems appropriate in each case, the Bank to accept the surrender by the Optionee of the right to exercise an option granted under the Option Plan or portion thereof in consideration for payment by the Bank of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option or portion thereof surrendered over the Total Option Price of such shares. Such payment, at the discretion of the Compensation Committee, may be made in shares of Common Stock valued at the then fair market value thereof, determined as provided in Section 5 hereof, or in cash, or partly in cash and partly in shares of Common Stock.

         (b) Any election by an Optionee to exercise the stock appreciation rights provided in this Section shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the twelfth business day following such date. This condition shall be deemed to be satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available. No stock appreciation rights may be exercised within six months of the date it is granted except that this limitation shall not apply in the event death or disability of the Optionee occurs prior to the expiration of the six-month period. For purpose of this Section, the stock appreciation rights shall be deemed to have been granted as of the date specified by the Compensation Committee.

         (c) A copy of the Bank's annual report to stockholders shall be delivered to each Optionee. Upon request, the Bank shall furnish each optionee a copy of its most recent annual report on FDIC Form 10-K and each quarterly report and current report filed under the Act or with the Bank Board since the end of the Bank's prior fiscal year.

         (d) Any option surrendered as provided in this Section 7 shall be canceled by the Bank and the shares subject to the option shall not be eligible for further grants under the Option Plan.

8.  USE OF PROCEEDS FROM STOCK
         Proceeds from the sale of Common Stock pursuant to options granted under the Option Plan shall constitute general funds of the Bank.

9.  ADJUSTMENTS UPON CHANGE IN CAPITALIZATION

     a) If the shares of the Bank's Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Bank, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to the Option Plan and in the number, kinds and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. Any such adjustment in an outstanding option, however, shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share of Common Stock covered by the option.

         (b) Upon dissolution or liquidation of the Bank, or upon reorganization, merger or consolidation in which the Bank is not the surviving corporation, or upon the sale of substantially all of the property of the Bank to another corporation, the Option Plan and the options issued thereunder shall terminate unless provision is made in connection with such transaction for the assumption of options therefore granted, or the substitution for such options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices. In the event of such termination, all outstanding options shall be exercisable in full at least 30 days prior to the termination date whether or not otherwise exercisable during such period.

     (c) Adjustments under this Section shall be made by the Compensation Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be conclusive. The Compensation Committee shall have the discretion and power in any such event to determine and to make effective provisions for the acceleration of the time during which the option may be exercised, notwithstanding the provisions of the option setting forth the date or dates on which all or any part of it may be exercised. No fractional shares of Common Stock shall be issued under the Option Plan on account of any adjustment specified above.

10.  TERMINATION OF EMPLOYMENT OR SERVICE

         (a) In the event of the death of an Optionee while in the employ of the
Bank:

                  (i) The options, whether or not exercisable at the time of the death of the Optionee, may be exercised, as provided in Section 6 hereof, by the estate of the Optionee or by a person who acquired the right to exercise such option by bequest or inheritance from such Optionee, within one year after the date of such death but not later that the date on which the option would otherwise expire; or

     (ii) The Compensation Committee may, but shall not be obligated to, grant if not theretofore granted, the stock appreciation rights provided in Section 7 hereof and may, but shall not be obligated to, authorize, if not theretofore authorized, the Bank to accept surrender of the right to exercise an option or any portion thereof under Section 7 of this Option Plan by the estate of the Optionee, or by a person who acquired the right to exercise such option by bequest or inheritance from such Optionee, within one year after the date of such death but no later than the date on which the option would otherwise expire.

     (b) If the employment of an Optionee is terminated by reason of disability, as determined by the Compensation Committee, the options held by such Optionee may be exercised, whether or not exercisable at the time of such termination of employment, within one year after such termination but not later than the date on which such options would otherwise expire.

     (c) If the employment of the Optionee is terminated for any reason other than death or disability, options held by such Optionee shall, to the extent not theretofore exercised, be canceled upon such termination and shall not thereafter be exercisable: provided, however, that an Optionee whose employment is terminated by retirement in accordance with the Bank's normal retirement policies as determined by the Compensation Committee, or who is voluntarily or involuntarily terminated within one year after a change in control of the Bank, as defined in Section 5 (h) hereof, shall be permitted to exercise such options, whether or not exercisable at the time of such termination, within three months after the date of such termination but not later than the date on which the options would otherwise expire.

         (d) Notwithstanding the provisions of subsections (a), (b) and (c) above, no option granted hereunder shall be exercisable prior to stockholders ratification, as provided in Section 15 hereof.

11.  AMENDMENT OF THE OPTION PLAN

         The Board of Directors at any time, and from time to time, may amend the Option Plan subject to any required regulatory approval and subject to the limitation that, except as provided in Section 9 hereof, no amendment shall be effective unless approved by vote of a majority of the total votes cast by the stockholders of the Bank at an annual or special meeting held within twelve months before or after the date of such amendment's adoption where such amendment will:

     (a) Increase the number of shares of Common Stock as to which options may be granted under the Option Plan; (b) Change in substances Section 4 hereof relating to eligibility to participate in the Option Plan; (c) Change the minimum purchase price; or (d) Increase the maximum term of options as provided herein.

         Except as provided in Section 9 hereof, rights and obligations under any option granted before amendment of the Option Plan shall not be altered or impaired by amendment of the Option Plan, except with the consent of the person to whom the option was granted.

12.  TERMINATION OR SUSPENSION OF THE OPTION PLAN

     The Board of Directors at any time may terminate or suspend the Option Plan. Unless sooner terminated, the Option Plan shall terminate on the tenth anniversary of the effective date specified in Section 15 hereof, but such termination shall not affect any option theretofore granted. An option may not be granted while the Option Plan is suspended or after it is terminated.

         Rights and obligations under any option granted while the Option Plan is in effect shall not be altered nor impaired by suspension or termination of the Option Plan under this Section 12 except with the consent of the Optionee.

13.  NON EXCLUSIVlTY OF THE PLAN

         Neither the adoption of the Option Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Bank for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Option Plan, and such arrangements may be either applicable generally or only in specific cases.

14.  GOVERNMENT AND OTHER REGULATIONS, GOVERNING LAW

         (a) The obligation of the Bank to sell and deliver shares of Common Stock under options granted under the Option Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board of Directors of the Bank.

     (b) The Option Plan shall be governed by federal law.

     (c) The Option Plan is intended to comply with Rule 16b-3 under the Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Option Plan.

     (d) Reference herein to the Code shall be deemed to include reference to comparable provisions of Puerto Rico law, if any.

15.  EFFECTIVE DATE OF OPTION PLAN, STOCKHOLDER APPROVAL

         The Option Plan shall be effective upon commencement of the public offering in connection with the conversion of the Bank or, if no public offering is held, upon consummation of the Conversion; provided, however, that the Option Plan shall be subject to the approval of the stockholders of the Bank by vote of a majority of the total votes cast by its stockholders at an annual or special meeting held within twelve months of such effective date. No options granted under the Option Plan prior to such stockholder approval may be exercised until such approval has been obtained.